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                                                                  Exhibit 10.6

                                PLEDGE AGREEMENT

         THIS AGREEMENT is made this 13th day of October 2003 by and between TOTAL IDENTITY CORP., a Florida corporation ("SHAREHOLDER") and ROBERT DAVID ("SECURED PARTY").

                                    RECITALS

                  A. Secured Party has sold to Shareholder shares of the common capital stock of Total Identity Systems Corp., a New York corporation ("TOTAL NEW YORK") pursuant to a Stock Purchase Agreement dated of even date (the "STOCK PURCHASE AGREEMENT").

                  B.  Secured   Party  has  accepted  a  promissory   note  from
         Shareholder as set forth in the Stock Purchase Agreement as payment for such shares (the "PROMISSORY NOTE").

                  C. Contemporaneously herewith, Shareholder has acquired shares of the common capital stock of Total New York from Total New York pursuant to a Stock Purchase Agreement (the "CORPORATE STOCK PURCHASE AGREEMENT").

D. Pursuant to the Stock Purchase Agreement, Shareholder and Secured Party are to enter into this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, Shareholder and Secured Party agree as follows:

         SECTION 1. PLEDGE AND GRANT OF SECURITY INTEREST. As absolute and unconditional security for the payment promptly when due by Shareholder under the Promissory Note, the Stock Purchase Agreement and the Corporate Stock Purchase Agreement, including, without limitation, payment of all principal, interest, costs of collection and attorneys' fees (collectively, the "OBLIGATIONS"), Shareholder hereby pledges, assigns and transfers to Secured Party and grants to Secured Party a security interest in and to: (i) the shares of the common capital stock of Total New York sold to Shareholder under the Stock Purchase Agreement (the "SHARES"); (ii) the shares of the common capital stock of Total New York sold to Shareholder under the Corporate Stock Purchase Agreement (the "CORPORATE SHARES" and, together with the Shares, the "Pledged Shares") and (ii) all share dividends, liquidating dividends, shares resulting from stock splits, reclassifications, warrants, options, non-cash distributions, rights to subscribe and other rights and distributions on or with respect to the Pledged Shares (other than dividends or other distributions paid in cash, if at the time of payment Shareholder is not in default with respect to any of its Obligations under the Promissory Note) (collectively, the "COLLATERAL"). Concurrently herewith, Shareholder shall deliver to Secured Party: (i) the stock certificates representing the Pledged Shares, and (ii) executed stock powers with respect to the Pledged Shares, endorsed in blank. Shareholder authorizes Secured Party to file in the appropriate UCC filing offices UCC-1 financing statements with respect to the security interest created under this Agreement,

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showing Shareholder as Debtor and Secured Party as secured party and executed by
Shareholder. It is the intent of Shareholder and Secured Party that Secured Party shall, except as otherwise set forth in this Agreement, retain a security interest in and to at least 51% of the issued and outstanding shares of common capital stock of Total New York. Accordingly, (a) prior to payment on full of the purchase price for the Corporate Shares, Total New York shall not issue any additional shares of its capital stock without the prior written consent of Secured Party and Shareholder, and, thereafter (b) in the event that Total New York issues additional shares of common capital stock, or securities having voting rights or securities convertible into common capital stock of Total New York, additional securities of Total New York shall be issued to the Shareholder and pledged hereunder so that Secured Party retains a security interest in and to at least 51% of the issued and outstanding shares of common capital stock of Total New York on a fully diluted basis. Any such additional shares shall be deemed "Collateral" within the meaning of this Agreement.

         SECTION 2. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER. Shareholder hereby represents and warrants to Secured Party as follows:

                  (a) CAPACITY. Shareholder has full legal right and capacity to execute, deliver and perform this Agreement, and this Agreement constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms.

                  (b) OWNERSHIP OF COLLATERAL. Shareholder is and will continue to be the lawful owner of the Pledged Shares, which is and shall at all times remain free and clear of all security interests, liens, encumbrances, claims and rights of others, except as otherwise permitted under this Agreement.

                  (c) NO VIOLATION. The execution, delivery and performance by Shareholder of this Agreement does not violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or (except as contemplated hereby) result in the creation of any security interest, lien, or other encumbrance upon any of the properties or assets of Shareholder under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or loan agreement or other agreement, instrument or obligation to which Shareholder is a party, or by which Shareholder or any of its properties or assets may be bound or affected.

                  (d) CREATION OF VALID SECURITY INTEREST. Upon the delivery to Secured Party of the certificate or certificates representing the Pledged Shares, accompanied by stock powers endorsed in blank, Secured Party shall have a valid first perfected security interest in the Pledged Shares, subject to the terms of this Agreement.

         SECTION 3. ADDITIONAL AGREEMENTS OF SHAREHOLDER. Shareholder agrees that:

                  (a) DELIVERY OF ADDITIONAL COLLATERAL. Shareholder shall deliver to Secured Party (or an agent designated by Secured Party),

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         promptly upon receipt by Shareholder  and without any request  therefor by Secured Party, all additional Collateral received by Shareholder after the date of this Agreement.

                  (b) PROXIES. If an Event of Default (as defined in Section 4) has occurred and is continuing, Shareholder shall deliver to Secured Party (or an agent designated by Secured Party), promptly upon request of Secured Party, such proxies and other documents as may be necessary to allow Secured Party to exercise the voting power with respect to any Pledged Shares or other capital shares owned by Shareholder included in the Collateral. In the absence of an Event of Default by Shareholder, Shareholder shall be entitled to exercise all voting rights attendant to the Pledged Shares.

         SECTION 4. EVENTS OF DEFAULT. (a) If Shareholder fails to perform any material covenant or agreement contained in the Stock Purchase Agreement, the Corporate Stock Purchase Agreement, the Promissory Note or this Agreement (including, without limitation, any failure by Shareholder to pay the Obligations when and as the same become due), or if any material warranty set forth herein or therein should prove to be untrue in any material respect, all of the Obligations shall, at the election of Secured Party, become immediately due and payable, and, subject to the terms and conditions of this Agreement, Secured Party shall be entitled to retain the Collateral or shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Florida and under any other applicable law, together with all rights and remedies provided in this Agreement with respect to all of the Collateral subject to this Agreement. Any notification required by law of intended disposition by Secured Party of any of the Collateral shall be deemed reasonably and properly given if given at least 10 days before such disposition and Secured Party agrees to provide such written notice of intended disposition to Shareholder. At any bona fide public sale, Secured Party shall be free to purchase all or any part of the Collateral. Out of the proceeds of any sale, Secured Party shall be entitled to retain an amount sufficient to satisfy Shareholder's obligations to Secured Party, plus the amount of the expenses of the sale and attorneys' fees incurred by Secured Party, and shall pay any balance of such proceeds to Shareholder.

         (b) Without  limitation  on the rights  provided to Secured Party under
Section 4(a), Secured Party may take from time to time, whether before or after any of the Obligations become due and payable, but only if an Event of Default has occurred and is continuing, without notice to Shareholder, all or any of the following actions (and Shareholder hereby appoints Secured Party and Secured Party's successors and assigns as such Shareholder's true and lawful attorney to take such actions, irrevocably and with full power of substitution, in the name of Shareholder or otherwise):

                  (i) to collect by legal proceedings or otherwise,  receive and receipt for all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral and to endorse any checks, other instruments or orders in connection therewith;

                  (ii) to enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the Collateral, and in connection therewith, to deposit or surrender control of such Collateral thereunder, accept other property in exchange for such Collateral and do and perform such

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         acts and  things as  Secured  Party may deem  proper,  and any money or property received in exchange for such Collateral shall be held by Secured Party pursuant to the provisions of this Agreement;

                  (iii) to make any compromise or settlement Secured Party deems desirable or proper with reference to the Collateral;

                  (iv) to cause all or any part of the Collateral to be transferred to Secured Party's name or to the name of a nominee designated by Secured Party;

                  (v) to date and otherwise complete to the extent Secured Party deems necessary the undated stock powers delivered upon the signing of this Agreement; and

                  (vi) to file any claims or take any actions or institute any proceedings which Secured Party deems necessary or advisable in its sole and complete discretion and to compromise, litigate or settle the same.

         (c) Shareholder acknowledges that compliance with the Federal securities laws, applicable blue sky or other state securities laws or similar laws analogous in purpose or effect may strictly limit the course of conduct of Secured Party if Secured Party attempts to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Accordingly, SHAREHOLDER AGREES THAT IF ANY COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, SECURED PARTY MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO SECURED PARTY, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE. Without limiting the generality of the foregoing, the provisions of this paragraph would apply if, for example, Secured Party were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if Secured Party placed all or any part of the Collateral privately with a purchaser or purchasers.

         SECTION 5. RETURN OF COLLATERAL. At such time as the purchase price for the Corporate Shares has been paid in full, a number of Pledged Shares then representing 49% of the issued and outstanding shares of common capital stock of Total New York (currently 98 shares) shall be released to Shareholder free and clear from the restrictions contained in this Agreement. Upon payment in full of all Obligations, Secured Party shall return to Shareholder any portion of the Collateral not theretofore returned or otherwise applied pursuant to this Agreement to satisfy such Obligations. In the event that Shareholder defaults in the payment of the purchase price for the Corporate Shares, at Secured Party's election, either (a) Secured Party may retain all of the Pledged Shares then subject to this Agreement upon payment to Shareholder of all amounts theretofore paid against the purchase price for the Corporate Shares or (b) the Seller shall

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

release to the Buyer a percentage of the Pledged Shares equal to the percentage of the purchase price for the Corporate Shares theretofore paid by the Buyer. In the event that Shareholder defaults in the payment of the Promissory Note due to circumstances beyond its control (which circumstances shall be limited to wars, strikes, acts of god, terrorism and other customary force majeure events), at Secured Party's election, either (y) Secured Party may retain all of the Pledged Shares then subject to this Agreement upon payment to Shareholder of all amounts theretofore paid under the Promissory Note or (z) the Seller shall release to the Buyer a percentage of the Pledged Shares equal to the percentage of the Note theretofore paid by the Buyer.

         SECTION 6. OBLIGATIONS NOT AFFECTED. (a) The obligations of Shareholder under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                  (i) any amendment, modification, addition, supplement, extension, increase or substitution to or for the Obligations, or any other instrument executed in connection with any of the Obligations, or any assignment or transfer thereof;

                  (ii) any exercise, non-exercise or waiver by Secured Party of any right, remedy, power or privilege under or in respect of the Obligations, this Agreement or any instrument executed pursuant to it;

                  (iii) any waiver, consent, extension, indulgence, delay, or other action or inaction in respect of, the Obligations, this Agreement or any instrument executed pursuant to such or any assignment or transfer thereof;

                  (iv) the disposition, impairment, release, surrender, substitution, or modification of any other collateral securing the Obligations or any failure to perfect a security interest in any such collateral;

                  (v) any release (including adjudication or discharge in bankruptcy) or settlement with any person primarily or secondarily liable for the Obligations (including, without limitation, any maker, indorser, guarantor or surety);

                  (vi) any delay, omission, waiver, or forbearance in exercising any right or power with respect to the Obligations or this Agreement;

                  (vii) any defense arising from the enforceability or validity of the Obligations or this Agreement or any part thereof, or the genuineness, enforceability or validity of any agreement relating thereto;

                  (viii) any other act or omission which might constitute a legal or equitable discharge of Shareholder;

                  (ix) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of Shareholder or any other person, whether or not by notice or knowledge of any of the foregoing.

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         (b)  Shareholder  hereby  waives all defenses  based on  suretyship  or impairment of collateral, presentment, protest, demand for payment, any right of set-off, notice of dishonor or default, notice of acceptance of this guaranty, notice of the incurring of any of the Obligations and notice of any other kind in connection with the Obligations or this Agreement.

         SECTION 7. PROTECTION OF COLLATERAL. Secured Party may perform, from time to time, at its option, any act which Shareholder has agreed under this Agreement to perform and which Shareholder has failed to perform and take any other action which Secured Party deems necessary for the maintenance, preservation or protection of any of the Collateral or of Secured Party's security interest therein. Shareholder shall, upon demand, repay to Secured Party all moneys advanced by Secured Party in respect to his or her Collateral in connection with the foregoing, together with interest at a rate (or any maximum lesser rate permitted by applicable law) per annum equal to the interest rate on the Promissory Note.

         SECTION 8. REASONABLE CARE. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Shareholder requests in writing with respect to its Collateral, but failure of Secured Party to comply with any such request shall not in itself be deemed a failure to exercise reasonable care, and no failure by Secured Party to do any act with respect to the preservation of any Collateral not so requested by Shareholder shall be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral.

         SECTION 9. NOTICES. All notices required or permitted to be given pursuant to this Security Agreement shall be given by certified mail, postage prepaid, addressed as follows:

         To Shareholder at:          Total Identity Corp.
                                     11924 Forest Hill Blvd.
                                     Suite 22-204
                                     Wellington, Florida 33414

          To Secured Party at:       Robert David
                                     2340 Brighton-Henrietta Town Line Road
                                     Rochester, New York 14623


         SECTION 10. REMEDIES CUMULATIVE. No remedy herein conferred is intended to be exclusive of any other remedy, but every such remedy shall be cumulative and in addition to every other remedy conferred in this Agreement, or conferred on Secured Party by any other agreement, instrument or security, or now or hereafter existing at law or in equity or by statute.

         SECTION 11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, and, without limiting the foregoing, all rights and powers under this Agreement or with respect to Secured Party may be exercised by any successor or assign of Secured Party.

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         SECTION  12.  GOVERNING  LAW;  ARBITRATION.  This  Agreement  shall  be governed by the laws of the State of Florida applicable to contracts to be performed entirely within such state and without regard to its conflicts of laws principles. Each of the parties irrevocably and unconditionally agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be settled by binding arbitration conducted in accordance with the Commercial Rules of Arbitration of the American Arbitration Association ("AAA"). The arbitration shall take place in Palm Beach County, Florida, and shall be heard by three arbitrators selected in accordance with AAA Rules of Commercial Arbitration. The Arbitrators shall render a reasoned award and such award shall be signed and dated. The decision of the arbitrators shall be final and binding upon the parties, and the arbitration award may be entered in any court of competent jurisdiction. Initially, each of the parties shall pay one-half of the fees of the AAA (other than filing fees), including without limitation hearing and arbitrators' fees, and the parties' obligation to pay such fees shall be enforceable in any court of competent jurisdiction. The parties to any arbitration hereunder agree to submit for determination by the arbitrators, the amount of fees and expenses, including reasonable attorney's fees, to be borne by each party.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

                                 Shareholder"

                                 TOTAL IDENTITY CORP., a Florida corporation



                                 By:      /S/ RICHARD R. DWYER
                                          ----------------------
                                          Richard R. Dwyer
                                          President


                                 "Secured Party"


                                 /S/ ROBERT DAVID
                                 ----------------
                                 Robert David


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




                                   STOCK POWER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________ the _____________________ (_____) common shares of
Total Identity Systems Corp., a New York corporation (the "CORPORATION"), standing in the name of the undersigned on the books of the corporation and represented by Certificate(s) Nos. _______ herewith, and does hereby irrevocably constitute and appoint ___________________ attorney to transfer the shares on the books of the corporation, with full power of substitution in the premises.


Dated: ____________________
                              -------------------------------------------------
                              Richard R. Dwyer, as President of Total
                              Identity Systems Corp., a Florida corporation

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